EXHIBIT 99
                    Joint Filer Information (cont.)

Designated Filer:              BLUM CAPITAL PARTNERS, L.P.
Statement for Month/Day/Year:  February 1, 2006
Issuer & Symbol:               ITT Educational Services, Inc. (ESI)
Address of each Reporting Person for this Form 4:
    909 Montgomery Street, Suite 400, San Francisco, CA  94133
Relationship to Issuer of each Reporting Person:  10% Owner


BLUM STRATEGIC GP II, L.L.C.     BLUM STRATEGIC PARTNERS II, L.P.
                                 By:  BLUM STRATEGIC GP II, L.L.C.,
                                       its general partner


By:  /s/ Gregory D. Hitchan      By:  /s/ Gregory D. Hitchan
   ----------------------          --------------------------------
   Gregory D. Hitchan,            Gregory D. Hitchan,
   Member and General Counsel     Member and General Counsel


BLUM STRATEGIC PARTNERS II GMBH & CO. KG
By:  BLUM STRATEGIC GP II, L.L.C.,
      its managing limited partner


By:  /s/ Gregory D. Hitchan
     ----------------------------
     Gregory D. Hitchan, Member and General Counsel


BLUM STRATEGIC GP III, L.L.C.    BLUM STRATEGIC PARTNERS III, L.P.
                                 By:  BLUM STRATEGIC GP III, L.P.,
                                       its general partner
                                 By:  BLUM STRATEGIC GP III, L.L.C.,
                                       its general partner


By:  /s/ Gregory D. Hitchan      By:  /s/ Gregory D. Hitchan
   -------------------------       --------------------------------
   Gregory D. Hitchan,            Gregory D. Hitchan,
   Member and General Counsel     Member and General Counsel

SADDLEPOINT PARTNERS (Cayman), L.P.      SADDLEPOINT PARTNERS GP, L.L.C.
By:  SADDLEPOINT PARTNERS GP, L.L.C.,    By: BLUM CAPITAL PARTNERS, L.P.,
     its general partner                     its managing member
By: BLUM CAPITAL PARTNERS, L.P.,        By: Richard C. Blum & Associates, Inc.,
    its managing member                       its general partner
By: Richard C. Blum & Associates, Inc.,
     its general partner


By:  /s/ Gregory D. Hitchan             By:  /s/ Gregory D. Hitchan
   --------------------------               --------------------------
   Gregory D. Hitchan,                      Gregory D. Hitchan,
   Partner, General Counsel and             Partner, General Counsel and
   Secretary                                Secretary